EXHIBIT 10.7

Execution Version

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 22, 2017, is made by and among Summit Midstream Holdings, LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), each of the other Loan Parties party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) under the hereinafter-defined Credit Agreement, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto (the “Lenders”) and the other parties from time to time party thereto have entered into that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower, the other Loan Parties party hereto, the Collateral Agent, the Administrative Agent and the undersigned Required Lenders do hereby agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)Each of the following definitions are amended and restated in their entirety as follows:

“Cash Interest Expense” shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less, for each of clauses (a), (b), (c) and (e) below, to the extent included in the calculation of such Interest Expense, the sum of (a) pay-in-kind Interest Expense or other noncash Interest Expense (including as a result of the effects of purchase accounting), (b) the amortization of any financing fees or breakage costs paid by, or on behalf of, the Borrower or any of the Restricted Subsidiaries, including such fees paid in connection with the Transactions or any amendments, waivers or

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other modifications of this Agreement, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements, (d) cash interest income of the Borrower and the Restricted Subsidiaries for such period (other than interest income pursuant to IRB Transactions) and (e) all nonrecurring cash Interest Expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP; provided, that Cash Interest Expense shall exclude, without duplication of any exclusion set forth in clause (a), (b), (c), (d) or (e) above, annual agency fees paid to the Administrative Agent and/or the Collateral Agent and one-time financing fees or breakage costs paid in connection with the Transactions or any amendments, waivers or other modifications of this Agreement.

“Consolidated Debt” at any date shall mean (without duplication) all Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money (other than letters of credit and performance bonds to the extent undrawn), Indebtedness consisting of Letters of Credit issued at the request of a Loan Party on the behalf of an entity that is neither a Loan Party nor a Restricted Subsidiary and Indebtedness in respect of the deferred purchase price of property or services of the Borrower and the Restricted Subsidiaries (other than the Deferred True-up Obligation) determined on a consolidated basis on such date; provided, that, Consolidated Debt shall not include any Indebtedness incurred pursuant to the IRB Transactions (such excluded Indebtedness not to exceed the amount of the IRBs outstanding at such time).

“Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense, and (iv) redeemable preferred stock dividend expenses, and (b) capitalized interest of such Person; provided, that, Interest Expense shall not include any interest expense or capitalized interest paid or accrued pursuant to IRB Transactions.  For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by such Person with respect to Swap Agreements.

“Material Contracts” shall mean, collectively, (a) each Gathering Agreement, (b) each Ohio Joint Venture’s articles or certificate of formation or the limited liability company agreement, (c) the IRB Transaction Documents and (d) any contract or other arrangement, whether written or oral, to which the Borrower or any Subsidiary Loan Party is a party as to which (individually or together with all contracts that have been terminated,

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cancelled or not renewed or are reasonably expected to be breached, not performed, cancelled or not renewed as of any date of determination) the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect, each as amended, restated, supplemented or otherwise modified as permitted hereunder, and whether such contract or arrangement exists as of the Restatement Date or is entered into thereafter.

“Permitted Real Property Liens” shall mean with respect to any Real Property (including any Gathering System Real Property), the Liens and other encumbrances described in clauses (a), (b), (c), (d), (e), (h), (i), (j), (k), (l), (m), (v), (w), (x), (y), (aa), (bb), (cc), (ee) or (hh) of Section 6.02.

(ii)By adding the following defined terms in appropriate alphabetical order:

“Eddy County” shall mean Eddy County, New Mexico.

“Eddy County Project” shall mean the Gathering Station(s) and related gathering pipelines and other equipment located in, or to be constructed in, Eddy County.

“First Amendment” shall mean that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of September 22, 2017, by and among the Borrower, the Subsidiary Loan Parties, the MLP Entity, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean the first date on which all of the conditions specified in Section 2 of the First Amendment have been satisfied.

“IRB” shall mean each of those industrial revenue bonds issued from time to time by Eddy County to Summit Permian Finance Co in an aggregate principal amount of up to $500.0 million pursuant to the IRB Indenture and IRB Purchase Agreement, and “IRBs” shall mean all of them collectively.

“IRB Indenture” shall mean one or more Indentures with respect to the IRBs to be entered into by and among Eddy County, Summit Permian Finance Co and the other parties party thereto.

“IRB Lease Agreement” shall mean one or more Lease Agreements to be entered into by and between Eddy County and Summit Permian with respect to the Eddy County Project.

“IRB Purchase Agreement” shall mean one or more Bond Purchase Agreements to be entered into by and among Eddy County, Summit Permian and Summit Permian Finance Co.

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“IRB Transaction Documents” shall mean, collectively, the IRB Indenture, the IRB Purchase Agreement, the IRB Lease Agreement and the bonds issued under the IRB Indenture.

“IRB Transactions” shall mean, collectively, the transactions to occur on or after the First Amendment Effective Date as contemplated by the IRB Transaction Documents, including (a) the execution and delivery of the IRB Transaction Documents by the parties thereto, (b) the sale by Summit Permian to Eddy County of any Property constituting, or intended to constitute, part of the Eddy County Project, (c) the purchase of the IRBs by Summit Permian Finance Co, (d) the lease of the Eddy County Project (or any portion thereof) and incurrence of the obligations pursuant to the IRB Lease Agreement by Summit Permian and (e) the payments by Summit Permian to Summit Permian Finance Co pursuant to the IRB Lease Agreement; provided, for the avoidance of doubt, that the IRB Transactions shall not include any Borrowings and Loans the proceeds of which are used in connection with the IRB Transactions.

“Summit Permian” shall mean Summit Midstream Permian, LLC, a Delaware limited liability company.

“Summit Permian Finance Co” shall mean Summit Midstream Permian Finance Corp., a Delaware corporation.

(b)Section 6.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 6.01(q), amending and restating Section 6.01(r) as follows and inserting a new Section 6.01(s) as follows:

“(r)Indebtedness of Summit Permian incurred pursuant to the IRB Lease Agreement; and

(s)all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (a) through (r) above.”

(c)Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 6.02(dd), replacing the “.” at the end of each of Sections 6.02(ee), (ff) and (gg) with “;”, inserting the word “and” at the end of Section 6.02(gg) and inserting a new Section 6.02(hh) as follows:

“(hh)the lease (and any liens arising from such lease) of the Eddy County Project (or any portion thereof) by Summit Permian from Eddy County in connection with the IRB Transactions.”

(d)Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“Section 6.03 Sale and Lease-back Transactions.  Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”); provided, that a Sale and Lease-Back Transaction shall be permitted so long as at the time the lease in connection therewith is entered into, and after giving effect to the entering into of such lease, the Remaining Present Value of all outstanding leases permitted under this Section 6.03 (other than the IRB Lease Agreement), when aggregated with the Indebtedness referred to in Sections 6.01(h) and (i), does not exceed the greater of (A) U.S.$50.0 million and (B) 5.5% of Consolidated Total Assets; provided, further, that the IRB Transactions shall be permitted under this Section 6.03 to the extent constituting any Sale and Lease-Back Transaction, but solely to the extent that (1) prior to the sale or transfer of such property, all such property shall be subject to a first priority lien on and security interest in favor of the Collateral Agent and (2) the sale or transfer of such property shall be subject to the Liens created under the Loan Documents and such Liens shall continue in effect after such sale or transfer.”

(e)Section 6.04 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 6.04(q), replacing the “.” at the end of Section 6.04(r) with “; and” and inserting a new Section 6.04(s) as follows:

“(s)Investments by Summit Permian Finance Co constituting the IRBs.”

(f)Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.14Limitation on Leases.  The Borrower will not and will not permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any obligation for the payment of rent or hire of its or their assets of any kind whatsoever (real or personal but excluding Capitalized Lease Obligations otherwise permitted under this Agreement) under operating leases (other than the IRB Lease Agreement) that would cause the aggregate amount of all payments made by any such Restricted Subsidiary or the Borrower pursuant to all such leases including any residual payments at the end of any lease, to exceed U.S.$50.0 million in any period of twelve (12) consecutive calendar months during the life of such leases.”

(g)the Credit Agreement is hereby amended by inserting a new Section 6.16 immediately following Section 6.15, as follows:

“Section 6.16 Sale of IRB.  The Borrower will not and will not permit any of its Restricted Subsidiaries to sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of the IRBs to any Person without the consent of the Administrative Agent, other than (a) to the Borrower or a Restricted Subsidiary or (b) to Eddy County in connection with the termination of the IRB and the IRB Transactions.”

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(h)Section 9.18(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 9.18 Release of Liens and Guarantees.  (a) In the event that (i) the Borrower or any Subsidiary Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of its assets (including the Equity Interests of any of its Subsidiaries) to a Person that is not (and is not required to become) a Loan Party in a transaction not prohibited by the Loan Documents (other than any sale or conveyance of any assets to Eddy County in connection with the IRB Transactions) or (ii) any Subsidiary Loan Party becomes an Unrestricted Subsidiary, then, in any of such cases, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower’s sole cost and expense to release any Liens created by any Loan Document in respect of such Equity Interests, Subsidiary Loan Party or assets that are the subject of such disposition and to release any Guarantees of the Obligations, and any Liens granted to secure the Obligations, in each case by a Person that ceases to be a Subsidiary of the Borrower or ceases to be a Subsidiary Loan Party as a result of a transaction described above. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests or assets shall no longer be deemed to be made once such Equity Interests or assets are so conveyed, sold, leased, assigned, transferred or disposed of.  Any sale or conveyance of any assets to Eddy County in connection with the IRB Transactions shall be subject to all Liens thereon created under the Loan Documents, and such Liens created under the Loan Documents shall continue in effect after such sale or conveyance.”

2.Conditions Precedent.  This Amendment shall become effective as of the First Amendment Effective Date provided that each of the following conditions is satisfied (or waived by (a) Required Lenders and (b) each other Person required to consent to such waiver pursuant to and in accordance with Section 9.08 of the Credit Agreement):

(a)The Administrative Agent (or its counsel) shall have received from the Borrower, the other Loan Parties party hereto and the Required Lenders either (x) an original counterpart of this Amendment signed on behalf of such party or (y) evidence satisfactory to the Administrative Agent (which may include a facsimile copy or PDF copy of each signed signature page) that such party has signed a counterpart of this Amendment.

(b)The Administrative Agent shall have received evidence that each of the IRB Indenture, IRB Purchase Agreement and IRB Lease Agreement, have been executed and delivered by the parties thereto, in each case in form and substance reasonably satisfactory to the Administrative Agent (not to be unreasonably withheld or delayed).

(c)The Administrative Agent shall have received an opinion of local counsel to the Borrower and the other Loan Parties as to the continuing effectiveness of the Mortgages on the Eddy County Project after giving effect to the IRB Transactions.

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(d)The Administrative Agent shall have received, to the extent invoiced, all amounts due and payable pursuant to the Credit Agreement and Loan Documents on or prior to the First Amendment Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent) that are required to be reimbursed or paid by the Borrower under the Credit Agreement, hereunder or under any Loan Document.

(e)The Administrative Agent shall have received from Borrower a certificate in form and substance satisfactory to the Administrative Agent, which certificate has been executed by the secretary of Borrower (or other such officer as may be acceptable to the Administrative Agent) and certifies that:

(i)no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date under any Loan Document;

(ii)all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date in which case they shall have been true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 5.04(a) and (b) of the Credit Agreement, respectively; and

(iii)after giving effect to the IRB Transactions, the Mortgage on the Eddy County Project is valid and enforceable in accordance with its terms.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding absent manifest error.

3.Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders that:

(a)all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date in which case they shall have been true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.05 of the Credit Agreement shall be deemed to refer to the

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most recent financial statements furnished pursuant to Sections 5.04(a) and (b) of the Credit Agreement, respectively;

(b)no Default or Event of Default has occurred and is continuing as of the date hereof under any Loan Document;

(c)this Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary organizational action on the part of such Loan Party;

(d)this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable laws affecting creditors’ rights generally and subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and

(e)this Amendment will not violate any applicable law in any material respect, will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect.

4.Ratification.  Except as expressly amended hereby, the Loan Documents shall remain in full force and effect.  The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

5.Reaffirmation of Collateral Documents.  In connection with this Amendment, each Loan Party party hereto, as debtor, grantor, pledgor, guarantor, or another similar capacity in which such Loan Party grants Liens or security interests or otherwise acts as a guarantor, joint or several obligor or other accommodation party, as the case may be, in each case under the Collateral Documents heretofore executed and delivered in connection with or pursuant to the Credit Agreement (as such Collateral Documents may have been heretofore, or are hereby, amended, restated, supplemented or otherwise modified), hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under such Collateral Documents to which it is a party, (b) to the extent such Loan Party granted Liens on or security interests in any of its properties pursuant to such Collateral Documents, hereby ratifies and reaffirms such grant of security and confirms that such Liens and security interests continue to secure the Secured Obligations (as defined in the Collateral Agreement) thereunder and (c) to the extent such Loan Party guaranteed, was joint or severally liable, or provided other accommodations with respect to, the Obligations or any portion thereof, hereby ratifies and reaffirms such guaranties, liabilities and other accommodations.

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6.Definitions and References.  Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it.  The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent, the Collateral Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

7.Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (d) together with the other Loan Documents, embodies the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

8.Loan Document.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

9.Governing Law.   This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

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The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

SUMMIT MIDSTREAM HOLDINGS, LLC

By:	/s/ Matthew S. Harrison
Name:	Matthew S. Harrison
Title:	Executive Vice President and Chief
Financial Officer

OTHER LOAN PARTIES:

SUMMIT MIDSTREAM PARTNERS, LP

By:	Summit Midstream GP, LLC, its general partner
By:	/s/ Matthew S. Harrison
Name:	Matthew S. Harrison
Title:	Executive Vice President and Chief
Financial Officer

DFW MIDSTREAM SERVICES LLC

SUMMIT MIDSTREAM FINANCE CORP.

GRAND RIVER GATHERING, LLC

RED ROCK GATHERING COMPANY, LLC

BISON MIDSTREAM, LLC

POLAR MIDSTREAM, LLC

EPPING TRANSMISSION COMPANY, LLC

SUMMIT MIDSTREAM MARKETING, LLC

SUMMIT MIDSTREAM PERMIAN, LLC

By:	/s/ Matthew S. Harrison
Name:	Matthew S. Harrison
Title:	Executive Vice President and Chief
Financial Officer

Signature Pages – SMLP First Amendment

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MEADOWLARK MIDSTREAM COMPANY, LLC

TIOGA MIDSTREAM, LLC

SUMMIT MIDSTREAM UTICA, LLC

By:	/s/ Matthew S. Harrison
Name:	Matthew S. Harrison
Title:	Executive Vice President and Chief
Financial Officer

SUMMIT MIDSTREAM OPCO, LP

By:	Summit midstream marketing, llc, its general partner
By:	/s/ Matthew S. Harrison
Name:	Matthew S. Harrison
Title:	Executive Vice President and Chief
Financial Officer

SUMMIT MIDSTREAM PERMIAN FINANCE CORP.

By:______________________
Name:

Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and a Lender By:	Name: Title:

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BMO HARRIS FINANCING, INC., as a Lender

By:
Name:
Title:

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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ING CAPITAL LLC, as a Lender

By:
Name:
Title:

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ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

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toronto-dominion bank, new york branch, as a Lender

By:
Name:
Title:

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BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

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COMPASS BANK, as a Lender

By:
Name:
Title:

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REGIONS BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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CITIBANK, N.A., as a Lender

By:
Name:
Title:

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ZB, N.A. DBA AMEGY BANK, as a Lender

By:
Name:
Title:

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BRANCH BANKING & TRUST COMPANY, as a Lender

By:
Name:
Title:

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CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

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BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

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CADENCE BANK, as a Lender

By:
Name:
Title:

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COMERICA BANK, as a Lender

By:
Name:
Title:

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